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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 _____________

                                   FORM 8-K
                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 19, 2001



                             SUNTERRA CORPORATION
            (Exact name of registrant as specified in its charter)



          Maryland                         000-21193             95-4582157
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                            1781 Park Center Drive
                            Orlando, Florida 32835
                              "www.sunterra.com"
                   (Address of Principal Executive Offices)

                                 407-532-1000
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.

     See press release dated November 19, 2001 entitled "Sunterra Appoints Successor CEO" attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits

         Exhibit No.                 Description                      Page No.
         -----------                 -----------                      --------

             99          Press release dated November 19, 2001            3
                         entitled "Sunterra Appoints Successor CEO"


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUNTERRA CORPORATION
                                     (Registrant)



Date: November 19, 2001              By:  /s/ Gregory F. Rayburn
                                          ----------------------
                                          Gregory F. Rayburn
                                          President

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